                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 1999

                              COMSAT Corporation
              (Exact name of registrant as specified in Charter)

District of Columbia          1-4929                         52-0781863
(State or other               (Commission File Number)       (IRS Employer
 jurisdiction of                                             Identification
 incorporation)                                              Number)


6560 Rock Spring Drive, Bethesda, Maryland    20817
(Address of principal executive offices)      (Zip code)

Registrant's telephone number, including area code    (301) 214-3000

                                Not Applicable
        (Former name or former address, if changed since last report.)
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Item 5.  Other Events.
         -------------

     On June 11, 1999, COMSAT Corporation (the "Company") issued a press release announcing that the Company has postponed its Annual Meeting of Shareholders. The meeting, which was originally scheduled for June 18, 1999, will now take place on August 20, 1999.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c) Exhibits (listed according to the number assigned in Item 601 of Regulation S-K).

Exhibit No.  Description
-----------  -----------
99.1    Press Release issued by COMSAT Corporation on June 11, 1999.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COMSAT Corporation
                                     ------------------


                                     By: /s/ Alan Korobov
                                     Alan Korobov
                                     Controller


Date:  June 11, 1999